Exhibit 10.19

SUMMARY OF ANNUAL NON-MANAGEMENT DIRECTOR COMPENSATION

I.             Board Members (Other than the Chairman)

A.            Annual Cash Compensation

        Annual Cash Retainer:                                                                                                          $80,000

                Additional Cash Retainer for Chairman of Audit Committee:                                         $20,000

                Additional Cash Retainer for Chairs of Compensation Committee,
        Nominating and Corporate Governance Committee, Strategy and
        Finance Committee and Corporate Social Responsibility Committee:                           $10,000

B.   Equity Compensation

               Annual equity grants are made upon the recommendation of the Compensation Committee.

II.            Chairman of the Board

A.           Annual Cash Compensation

Annual Cash Compensation (in lieu of annual retainer):                     $250,000

B.           Equity Compensation

Annual equity grants are made upon the recommendation of the Compensation Committee.